UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 4, 2020

Hercules Capital, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-00702	74-3113410
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 Hamilton Ave., Suite 310
Palo Alto, CA		94301
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (650) 289-3060

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001 per share	HTGC	New York Stock Exchange
5.25% Notes due 2025	HCXZ	New York Stock Exchange
6.25% Notes due 2033	HCXY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

 Item 1.01. Entry into a Material Definitive Agreement.

On November 2, 2020, Hercules Capital, Inc. (the “Company”) and certain qualified institutional investors entered into the First Supplement (the “Supplement”) to the Note Purchase Agreement dated as of February 5, 2020 (the “Note Purchase Agreement”). The Supplement provides for the issuance of $100,000,000 in aggregate principal amount of senior unsecured notes, consisting of $50,000,000 in aggregate principal amount of notes with a fixed interest rate of 4.50% per year (the “4.50% Notes”) and $50,000,000 in aggregate principal amount of notes with a fixed interest rate of 4.55% per year (the “4.55% Notes” and, together with the 4.50% Notes, the “Notes”). The Notes will mature on March 4, 2026 unless redeemed, purchased, or prepaid prior to such date by the Company or its affiliates in accordance with their terms.

Interest on the Notes will be due semiannually. In addition, the Company is obligated to offer to repay the Notes at par if an externalization or certain change in control events occur. The Notes are general unsecured obligations of the Company that rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company.

The Company intends to use the net proceeds from this offering (i) to pay down existing credit facilities, (ii) to fund investments in debt and equity securities in accordance with its investment objective, and (iii) for other general corporate purposes.

The Note Purchase Agreement, as modified by the Supplement, contains customary terms and conditions for senior unsecured notes issued in a private placement, including, without limitation, affirmative and negative covenants such as information reporting, maintenance of the Company’s status as a business development company within the meaning of the Investment Company Act of 1940, as amended, minimum shareholders’ equity, maximum debt to equity ratio and minimum unencumbered asset coverage ratio. The Note Purchase Agreement, as modified by the Supplement, also contains customary events of default with customary cure and notice periods, including, without limitation, nonpayment, incorrect representation in any material respect, breach of covenant, cross-default under other indebtedness of the Company or subsidiary guarantors, certain judgements and orders, and certain events of bankruptcy.

The Notes were offered in reliance on Section 4(a)(2) of Securities Act of 1933, as amended (the “Securities Act”). The Notes have not and will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, as applicable.

The information on this Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to purchase the Notes or any other securities.

The description above is only a summary of the material provisions of the Note Purchase Agreement and the Supplement and is qualified in its entirety by reference to the copies of the Note Purchase Agreement and the Supplement, which are filed as Exhibits 10.1 and 10.2, respectively, to this current report on Form 8-K and are incorporated herein by reference thereto.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 8.01. Other Events.

The Company issued a press release on November 4, 2020 to announce the signing of the Supplement, a copy of which is attached hereto as Exhibit 99.1.

Forward-Looking Statements

This Current Report on Form 8-K, including the press release attached hereto as Exhibit 99.1, may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The information disclosed herein is made as of the date hereof. There is no assurance that the offering of the 4.55% Notes will close in March 2021 or at all. Actual events, including the issuance of the 4.55% Notes and the use of proceeds from the offering of the Notes, may differ from those described herein. These forward-looking statements are not guarantees of future events and are subject to uncertainties and other factors that could cause actual results to differ materially from those expressed in the forward-looking statements including, without limitation, the risks, uncertainties, including the uncertainties surrounding the current market volatility, and other factors the Company identifies from time to time in its filings with the SEC. Although the Company believes that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate and, as a result, the forward-looking statements based on those assumptions also could be incorrect. You should not place undue reliance on these forward-looking statements. The forward-looking statements contained in this release are made as of the date hereof, and the Company assumes no obligation to update the forward-looking statements for subsequent events.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1	Note Purchase Agreement, dated as of February 5, 2020, by and among Hercules Capital, Inc. and the Purchasers party thereto.*

10.2	First Supplement to the Note Purchase Agreement, dated as of November 2, 2020, by and among Hercules Capital, Inc. and the Additional Purchasers party thereto.

99.1	Press Release, dated November 4, 2020.

* Previously filed as Exhibit 10.1 to the Current Report on Form 8-K of the Company, filed on February 6, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES CAPITAL, INC.
November 4, 2020

	By:	/s/ Melanie Grace
Melanie Grace
General Counsel